Exhibit 99.1

Nano Dimension to Acquire Markforged, Creating a Leading Player in Additive Manufacturing (“AM”) With the Technologies Expected to Drive Future Growth

Merging of Nano Dimension with Desktop Metal and Markforged Will Have the Scale and Capital to Drive to Profitable Expansion With a Combined 2023 Revenue of $340M

Cash & Cash Equivalents Expected at Close of ~$475M

The Combined Company Further Increases Value Creation Opportunity With an Even Broader AM/3D Printing Portfolio

Technologies Intended for True Manufacturing Applications

Nano Dimension and Markforged to Hold Joint Investor Call to Discuss the Transaction Tomorrow, Thursday, September 26th, at 8:30 AM ET

WALTHAM, Mass., Sept. 25, 2024 (GLOBE NEWSWIRE) — Nano Dimension Ltd. (Nasdaq: NNDM) (“Nano Dimension”) and Markforged Holding Corporation (NYSE: MKFG) (“Markforged”) today jointly announced that they have entered into a definitive agreement pursuant to which Nano Dimension will acquire all outstanding shares of Markforged in an all-cash transaction for $5.00 per share.

In acquiring Markforged, Nano Dimension is acquiring a company with scale and efficiency. Markforged’s 2023 revenue was $93.8 million with a 47.4% gross margin and 48.6% non- GAAP gross margin, and a second quarter of 2024 gross margin of 48.3% and non-GAAP gross margin of 51.9%, with potential to expand further. The combined company post- closing, including both Desktop Metal and Markforged, is expected to have a strong balance sheet with a total expected cash & cash equivalents, which includes marketable securities, of $475 million.

Nano Dimension is poised to lead the industry with its July 3rd, 2024 announced agreement to acquire Desktop Metal, Inc. (“Desktop Metal”), and the Markforged acquisition is expected to further expand Nano Dimension’s leadership in AM. The combined Nano Dimension- Desktop Metal company would have a revenue based on fiscal year 2023 of $246 million and, as of today’s announcement, the combined company – Nano Dimension, Desktop Metal, and now Markforged – would have a combined revenue based on fiscal year 2023 of $340 million, along with a clear path to profitability.

The aggregate total consideration payable to Markforged’s shareholders is $115 million. This is based on $5.00 per share, which represents a 71.8% premium to Markforged’s September 24th, 2024 VWAP and a 67.8% premium to Markforged’s 90 day VWAP as of September 24th, 2024.

As of June 30th, 2024, Markforged had cash and cash equivalents, including restricted cash, of $93.9 million. Restricted cash includes $19.1 million to cover certain liabilities associated with the Continuous Composites lawsuit.

Yoav Stern, Chief Executive Officer and member of the board of directors of Nano Dimension, said, “In combining with Markforged, Nano Dimension is taking bold action in its journey towards becoming a digital manufacturing leader and being a foundational pillar of Industry 4.0. Markforged is an exceptional company with innovative AM materials and solutions for true production. Their prowess is validated by their more than fifteen thousand installed and connected systems in the field with many leading names across key industry verticals. I am excited to work with Shai Terem and his team, who have done an exceptional job developing their cutting-edge solutions. This is all the more substantial when we think about the anticipated closing of our deal with Desktop Metal. We believe the combination of Nano Dimension, Desktop Metal, and Markforged further strengthens our unique opportunity in creating value for our shareholders, customers, and employees as we work to deliver profitable growth, exceptional services, and notable career development opportunities.”

Shai Terem, Chief Executive Officer, President, and member of the board of directors of Markforged, added, “We’re excited to bring together our pioneering, complementary product portfolios that will further enhance our ability to serve our customers in high-growth industries with a more complete offering of highly innovative solutions used on the factory floor. Not only is our product offering unique, but together we will have the scale and balance sheet strength to become an even more trusted partner to our customers, who are leaders across several industries. We look forward to working with Nano Dimension to join great companies and their devoted teams that can serve our stakeholders to the maximum extent possible.”

Compelling Strategic and Financial Benefits

Expansion of Nano Dimension’s product portfolio to include fused filament fabrication (“FFF”) for high performance applications - which Nano Dimension believes will create the most comprehensive set of solutions expected to drive future growth: The transaction will combine the strengths of the respective company offerings, which Nano Dimension believes will bring customers the most complete set of AM solutions in terms of printing technologies and materials, especially those that are aligned with the high growth segments of the industry. Customers will find solutions from FFF to binder jetting to digital light processing to additive inkjet, all across a range of materials, and complemented with sophisticated software. Altogether, customers will realize the manufacturing solutions they need for unrivaled design-to-manufacturing at scale.

Fosters leadership in Metal-AM – widely considered the greatest growth driver in the industry: Fundamental tailwinds within the AM industry are expected to result in further growth whereby metal focused AM is expected to be the clear leader. Nano Dimension secured a promising foothold in Metal-AM with its agreement to acquire Desktop Metal; that foothold would be widened and deepened with Markforged. Both companies have leading Metal-AM solutions, but in different printing technologies. By offering more solutions in metal fabrication, customers will find what they need for their specific requirements whenever they need it.

Builds around strategic focus on sophisticated materials that are core to high performance applications: Those familiar with the AM industry consistently articulate that a focus on materials is vital to delivering solutions that make applications for use as end-parts. On this, the combined company exemplifies a materials oriented organization. Nano Dimension’s existing strength in the materials domain will be brought to new heights with Markforged’s proven know-how in composite materials, specifically continuous fiber reinforcement. The capabilities in continuous fiber re-enables the strength of metal, but in polymer based applications, ushering in structural and weight improvements that would open up entire new areas of AM. This translates to an improved business model whereby wide materials development should translate to increasing recurring revenue.

Enables greater business and organizational scale that is anticipated to drive greater long-term financial strength: Combining resources across the organizations is anticipated to generate efficiencies and cost savings opportunities, while enhancing R&D and innovation capabilities. The combination is projected to generate dozens of millions of dollars in synergies with more to come over the next few years with greater opportunities for scale expected when including Desktop Metal.

Transaction Highlights

Subject to the terms and conditions of the merger agreement, Nano Dimension will acquire all of the outstanding shares of Markforged for $5.00 per share in cash.

The combined company is expected to have a strong cash position at closing, which should be after the Desktop Metal acquisition also closed, with approximately $475 million of projected cash, cash equivalents, and marketable securities post-transaction.

Completing the transaction is subject to certain closing conditions, including the approval of Markforged’s stockholders, and required regulatory approvals.

Additional information about the proposed transaction, including a copy of the merger agreement, will be provided in a Report of Foreign Private Issuer on Form 6-K to be filed by Nano Dimension and a Current Report on Form 8-K to be filed by Markforged with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Timing and Approvals

The transaction, which was unanimously approved by the Boards of Directors of both companies, is expected to close in the first quarter of 2025, subject to the satisfaction of customary closing conditions, including those described above.

Financing

The transaction is not subject to a financing condition. Nano Dimension intends to finance the transaction using its cash on hand.

Conference Call and Webcast

Management from Nano Dimension and Markforged will be hosting a joint investor call tomorrow, Thursday, September 26th, 2024 8:30 AM ET.

Listen in and join Q&A via dial-in and/or listen in and view a presentation via the webcast link per below:

•	Dial-in toll free: 844-695-5517

•	Dial-in international: 1-412-902-6751

•	Dial-in for Israel toll free: 1-80-9212373

•	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=ibBkJalW

Advisors

Greenhill, a Mizuho affiliate, is serving as exclusive financial advisor to Nano Dimension, and Greenberg Traurig and Sullivan & Worcester LLP are serving as Nano Dimension’s legal counsel. Evercore is serving as financial advisor to Markforged, while Goodwin Procter LLP are serving as legal counsel.

About Nano Dimension

Nano Dimension’s (Nasdaq: NNDM) vision is to transform existing electronics and mechanical manufacturing into Industry 4.0 environmentally friendly & economically efficient precision additive electronics and manufacturing – by delivering solutions that convert digital designs to electronic or mechanical devices – on demand, anytime, anywhere.

Nano Dimension’s strategy is driven by the application of deep learning-based AI to drive improvements in manufacturing capabilities by using self-learning & self-improving systems, along with the management of a distributed manufacturing network via the cloud.

Nano Dimension has served over 2,000 customers across vertical target markets such as aerospace and defense, advanced automotive, high-tech industrial, specialty medical technology, R&D, and academia. The Company designs and makes Additive Electronics and Additive Manufacturing 3D printing machines and consumable materials. Additive Electronics are manufacturing machines that enable the design and development of High- Performance-Electronic-Devices (Hi-PED®s). Additive Manufacturing includes manufacturing solutions for production of metal, ceramic, and specialty polymers-based applications - from millimeters to several centimeters in size with micron precision.

Through the integration of its portfolio of products, Nano Dimension is offering the advantages of rapid prototyping, high-mix-low-volume production, IP security, minimal environmental footprint, and design-for-manufacturing capabilities, which is all unleashed with the limitless possibilities of additive manufacturing. For more information, please visit www.nano-di.com.

About Markforged

Markforged (NYSE: MKFG) is enabling more resilient and flexible manufacturing by bringing industrial 3D printing right to the factory floor. Our additive manufacturing platform The Digital Forge allows manufacturers to create strong, accurate parts in both metal and advanced composites. With over 10,000 customers in 70+ countries, we’re bringing on- demand industrial production to the point of need. We are headquartered in Waltham, Mass where we design the hardware, software and advanced materials that makes The Digital Forge reliable and easy to use. To learn more, visit www.markforged.com.

Forward-Looking Statements and Other Disclaimers

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions or variations of such words are intended to identify forward-looking statements. Specifically this press release includes statements regarding: (i) the merger consideration and the timing of closing, (ii) complementary product portfolios, enabling both the companies to better serve their customers in high-growth industries with a more complete offering across different fields, (iii) the combination of Desktop Metal, Nano Dimension and Markforged creating value for shareholders, customers and employees, (iv) the ability to drive customer support level and generate long-term growing value for shareholders, (v) Nano Dimension’s ability to focus on profitability and growth, (vi) Nano Dimension becoming a leader in the AM industry, (vii) the benefits of significantly enhanced scale and a diversified profile, (viii) the companies creating a stronger company positioned to win in their key markets, (ix) the strategic and financial benefits and advantages of the transaction, including Nano Dimension’s beliefs regarding the benefits to customers of the combination, (x) the expected closing of the transaction, (xi) anticipated annual run-rate synergies and cost savings from the combination and (xii) the strength of the combined company’s balance sheet and expected combined cash at closing. Because such statements deal with future events and are based on Nano Dimension’s and Markforged’s current expectations, they are subject to various risks and uncertainties. The acquisition is subject to closing conditions, some of which are beyond the control of Nano Dimension or Markforged. Actual results, performance, or achievements of Nano Dimension or Markforged could differ materially from those described in or implied by the statements in this press release. The forward-looking statements contained or implied in this press release are subject to other risks and uncertainties, including (i) the ultimate outcome of the proposed transaction between Nano Dimension and Markforged, including the possibility that Markforged’s stockholders will reject the proposed transaction, (ii) the ultimate outcome of the proposed transaction between Nano Dimension and Desktop Metal, including the possibility that Desktop Metal’s stockholders will reject the proposed transaction, (iii) the effect of the announcement of the proposed transaction on the ability of Nano Dimension and Markforged to operate their businesses and retain and hire key personnel and to maintain favorable business relationships, (iv) the timing of the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, (vi) the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary shareholder approvals), (vii) other risks related to the completion of the proposed transaction and actions related thereto, and (viii) the risks and uncertainties discussed under the heading “Risk Factors” in Nano Dimension’s annual report on Form 20-F filed with the SEC on March 21, 2024, and in any subsequent filings with the SEC, and under the heading “Risk Factors” in Markforged’s annual report on Form 10-K filed with the SEC on March 15, 2024, and in any subsequent filings with the SEC. The combined company financial information included in this press release has not been audited or reviewed by Nano Dimension’s auditors and such information is provided for illustrative purposes only. You should note that such combined company information has not been prepared in accordance with and does not purport to comply with Article 11 of Regulation S-X under the U.S. Securities Act of 1933, as amended (the “Securities Act’). Except as otherwise required by law, each of Nano Dimension and Markforged undertakes no obligation to publicly release any revisions to these forward- looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Nano Dimension and Markforged are not responsible for the contents of third-party websites.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Markforged intends to file a proxy statement with the SEC. Markforged may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that Markforged may file with the SEC. The definitive proxy statement (if and when available) will be mailed to shareholders of Markforged. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Markforged and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on Markforged’s website at https://investors.markforged.com/sec-filings.

Participants in the Solicitation

Nano Dimension, Markforged and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Markforged shareholders in respect of the proposed transaction. Information about the directors and executive officers of Nano Dimension, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Nano Dimension’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, which was filed with the SEC on March 21, 2024. Information about the directors and executive officers of Markforged, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Markforged’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024 and Markforged’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Nano Dimension or Markforged using the sources indicated above.

Nano Dimension Contacts

Investor:

Julien Lederman, VP Corporate Development

ir@nano-di.com

Media:

Kal Goldberg / Hannah Dunning | NanoDimension@fgsglobal.com

Markforged Contacts

Media

Sam Manning, Public Relations Manager

sam.manning@markforged.com

Investors

Austin Bohlig, Director of Investor Relations

investors@markforged.com

Source: Markforged Holding Corporation